UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 30, 2015

Pacific Biosciences of California, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1380 Willow Road

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

(650) 521-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   OTHER EVENTS.

On September 30, 2015, Pacific Biosciences of California, Inc. issued a press release announcing its launch of a new sequencing platform based on its Single Molecule, Real-Time  (SMRT)  technology. A copy of the press release containing the announcement is included as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

5

(d)	Exhibits.

99.1	Press Release dated September 30, 2015 titled “Pacific Biosciences Launches New Sequencing Platform Based on its SMRT Technology”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Susan

Pacific Biosciences of California, Inc.

By:	/s/ Susan K. Barnes
Susan K. Barnes Executive Vice President, Chief Financial Officer & Principal Accounting Officer

Date: September 30, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 30, 2015 titled “Pacific Biosciences Launches New Sequencing Platform Based on its SMRT Technology”.